August 31, 2012

Wilmington Short Duration Government Bond Fund

Class A (ASTTX)

Class C (MGBCX)

Class I (GVLDX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund online at www.wilmingtonfunds.com. You can also get this information at no cost by calling 1.800.836.2211, by sending an email to funds@wilmingtontrust.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated August 31, 2012, as supplemented, are incorporated by reference into this Summary Prospectus.

SUMMARY PROSPECTUS August 31, 2012

WILMINGTON SHORT DURATION GOVERNMENT BOND FUND

Class/Ticker        A ASTTX        C MGBCX         I GVLDX

Investment Goal

The Fund seeks to provide current income and secondarily, preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares, Class C Shares and Class I Shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional, in the Fund’s prospectus in the section entitled “How are shares priced?”.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class C		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.75%	None		None
Maximum Deferred Sales Charge (Load)	None	1.00%	(1)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None		None
Redemption Fee	None	None		None
Exchange Fee	None	None		None

(1)	If you redeem Class C Shares during the first year after purchase, you will pay a 1.00% contingent deferred sales charge (“CDSC”).

Annual Fund Operating Expenses*

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.43%	0.43%	0.43%
Total Annual Fund Operating Expenses	1.18%	1.93%	0.93%
Fee Waivers and/or Expense Reimbursements(1)	(0.29)%	(0.27)%	(0.29)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.89%	1.66%	0.64%
*	The expense information in the table has been restated to reflect current fees.

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares, Class C Shares and Class I Shares will not exceed 0.89%, 1.66% and 0.64%, respectively, not including the effects of taxes or extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2013, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares, Class C Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown for the Fund’s Class C Shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$264	$515	$785	$1,556
Class C
Expenses assuming redemption	$269	$580	$1,017	$2,232
Expenses assuming no redemption	$169	$580	$1,017	$2,232
Class I
Expenses assuming redemption	$65	$267	$486	$1,116

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 131% of the average value of its portfolio.

SUMMARY PROSPECTUS / August 31, 2012	1

WILMINGTON SHORT DURATION GOVERNMENT BOND FUND

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal, by normally investing substantially all, but under normal market conditions no less than 80%, of the value of its net assets in a diversified portfolio of debt obligations issued or supported as to principal and interest by the U.S. government or its agencies and instrumentalities including mortgage backed securities, asset backed securities, variable and floating rate securities, zero coupon securities, and in repurchase agreements backed by such securities. Certain mortgage backed securities, including adjustable rate mortgage securities (“ARMs”) and collateralized mortgage obligations (“CMOs”) are included within the definition of “U.S. government securities.” The Fund expects to maintain a duration of less than three years under normal market conditions.

The Fund intends to invest in the securities of U.S. government-sponsored entities (“GSEs”), including GSE securities that are not backed by the full faith and credit of the United States government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in some GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation (“FICO”).

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

•	Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible for a Fund to sell or dispose of at the price at which the Fund has valued the security.

•

Prepayment Risk. The risk that a mortgage-backed or other asset-backed security may be paid off and proceeds delivered to a Fund earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class A Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years or the life of the Fund compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Class A Shares

Best Quarter 2.00% 12/31/2008 Worst Quarter (1.14)% 6/30/2004

2	August 31, 2012 / SUMMARY PROSPECTUS

WILMINGTON SHORT DURATION GOVERNMENT BOND FUND

The Fund’s Class A Shares total return for the six-month period from January 1, 2012 to June 30, 2012 was 0.91%. The maximum Class A sales charge of 1.75%, which is normally deducted when you purchase shares, is not reflected in the best quarter/worst quarter returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average Annual Total Returns

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years or Life of Fund
Class A Shares
Return Before Taxes	0.10%	3.27%	2.83	%*
Return After Taxes on Distributions	(0.68)%	2.17%	1.79	%*
Return After Taxes on Distributions and Sale of Fund Shares	0.06%	2.15%	1.81	%*
Class C Shares
Return Before Taxes	0.14%	N/A	1.07	%*
Class I Shares
Return Before Taxes	2.19%	3.86%	3.31%
Barclays Capital 1-3 Year Government Bond Index (reflects no deduction for fees, expenses or taxes)	1.56%	3.80%	3.38%

*	Class A Shares commenced operations on August 18, 2003 and Class C Shares commenced operation on April 12, 2010.

After-tax performance is presented only for Class A Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Portfolio Managers	Title	Service Date (with the Fund)
James H. Hannan	Administrative Vice President and Portfolio Manager at WTIA	2012
Wilmer C. Stith, III, CFA	Vice President and Portfolio Manager at WTIA	2012

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A and Class C):*	$1,000
Minimum Initial Investment Amount (Class I):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

SUMMARY PROSPECTUS / August 31, 2012	3

WILMINGTON SHORT DURATION GOVERNMENT BOND FUND

WT SDUR 8.31.12

4	August 31, 2012 / SUMMARY PROSPECTUS